UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):July 31, 2008


                        Global Entertainment Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 300, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2008 , Cragar Industries, Inc. (Seller), a wholly-owned subsidiary of Global Entertainment Corporation, entered into an asset purchase agreement with Danbom Temporary, Inc. (Buyer), an Iowa corporation, pursuant to which Buyer acquired substantially all of the assets, and assumed certain liabilities, of Cragar Industries, Inc. The transaction closed on August 1, 2008. The assets consisted primarily of intangibles, including trademarks, service marks and domain names. The purchase price was approximately $1.9 million in cash. Approximately $1.3 million of the cash has been set aside in a restricted account as security for a letter of credit issued by Global Entertainment Corporation's primary bank.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The text of Item 1.01 above is incorporated by reference into this Item 2.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

b) Pro Forma Financial Information

The text of Item 1.01 above is incorporated by reference into this Item 9.01. The following unaudited pro forma financial statements give effect to the discontinuance of operations of Cragar Industries, Inc. as if it occurred on May 31, 2006, with respect to the unaudited condensed pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheet.

The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what results of operations would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with Global Entertainment Corporation's historical consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-KSB for the fiscal year ended as of May 31, 2007, and Quarterly Report on Form 10-QSB as of February 29, 2008.

                     Global Entertainment Corporation, Inc.
           Unaudited Condensed Pro Forma Consolidated Balance Sheets
                            As of February 29, 2008
                    (in thousands, except per share amounts)

                                                                                   February 29, 2008
                                                                        --------------------------------------
                                                                           As         Pro Forma         Pro
                                                                        Reported     Adjustments       Forma
                                                                        --------     -----------      --------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                             $    957       $     --       $    957
  Accounts receivable                                                      3,474            (87)         3,387
  Prepaid expenses and other assets                                          758           (131)           627
  Income taxes receivable                                                    138             --            138
  Deferred income tax asset                                                   14             --             14
                                                                        --------       --------       --------
      TOTAL CURRENT ASSETS                                                 5,341           (218)         5,123
Property and equipment, net                                                  177             (5)           172
Construction in progress                                                  21,818             --         21,818
Intangible assets, net                                                     2,735         (2,733)             2
Goodwill                                                                     519             --            519
Deferred income tax asset, net of valuation allowance                         44             --             44
Other assets                                                                  66             --             66
                                                                        --------       --------       --------
      TOTAL ASSETS                                                      $ 30,700       $ (2,956)      $ 27,744
                                                                        ========       ========       ========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                      $  2,285       $    (56)      $  2,229
  Accrued liabilities                                                      1,539             --          1,539
  Deferred revenues                                                          393            (59)           334
  Notes payable - current portion                                            511             --            511
                                                                        --------       --------       --------
      TOTAL CURRENT LIABILITIES                                            4,728           (115)         4,613
Deferred income tax liability                                                 66             --             66
Long-term liabilities                                                      4,699             --          4,699
Notes payable - long-term portion                                         16,077             --         16,077
                                                                        --------       --------       --------
      TOTAL LIABILITIES                                                   25,570           (115)        25,455
                                                                        --------       --------       --------
COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS                                                            20             --             20

STOCKHOLDERS' EQUITY:
  Preferred stock - $.001 par value; 10,000 shares authorized;
   no shares issued or outstanding                                            --             --             --
  Common stock - $.001 par value; 50,000 shares authorized;
   6,625 shares issued and outstanding                                         7             --              7
  Paid-in capital                                                         10,921             --         10,921
 Retained deficit                                                         (5,818)        (2,841)        (8,659)
                                                                        --------       --------       --------
      TOTAL STOCKHOLDERS' EQUITY                                           5,110         (2,841)         2,269
                                                                        --------       --------       --------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 30,700       $ (2,956)      $ 27,744
                                                                        ========       ========       ========

                     Global Entertainment Corporation, Inc.
       Unaudited Condensed Pro Forma Consolidated Statements of Operations
        For the Nine Months Ended February 29, 2008 and February 28, 2007
                    (in thousands, except per share amounts)

                                                  Nine Months Ended                            Nine Months Ended
                                                  February 29, 2008                            February 28, 2007
                                       --------------------------------------       --------------------------------------
                                          As          Pro Forma        Pro             As          Pro Forma        Pro
                                       Reported      Adjustments      Forma         Reported      Adjustments      Forma
                                       --------      -----------      -----         --------      -----------      -----
Total Revenues                         $  9,688       $   (602)      $  9,086       $ 22,139       $   (420)      $ 21,719
                                       --------       --------       --------       --------       --------       --------
Operating Costs
  Cost of revenues                        5,213           (351)         4,862         17,173           (118)        17,055
  General and administrative costs        6,670           (475)         6,195          6,501           (830)         5,671
                                       --------       --------       --------       --------       --------       --------
Total Operating Costs                    11,883           (826)        11,057         23,674           (948)        22,726
                                       --------       --------       --------       --------       --------       --------

Income (Loss) from Operations            (2,195)           224         (1,971)        (1,535)           528         (1,007)

Other Income (Expense)
  Interest income                            96             (7)            89            228            (38)           190
  Interest expense                          (22)             1            (21)           (12)             2            (10)
  Minority interests                        (20)            --            (20)           194            194
                                       --------       --------       --------       --------       --------       --------
Total Other Income                           54             (6)            48            410            (36)           374
                                       --------       --------       --------       --------       --------       --------

Loss Before Income Taxes                 (2,141)           218         (1,923)        (1,125)           492           (633)

Income Tax Benefit                          107             --            107             --             --             --
                                       --------       --------       --------       --------       --------       --------

Net Loss                               $ (2,034)      $    218       $ (1,816)      $ (1,125)      $    492       $   (633)
                                       ========       ========       ========       ========       ========       ========

Loss Per Share
  -basic                               $  (0.31)                     $  (0.28)      $  (0.17)                     $  (0.10)
                                       ========                      ========       ========                      ========
  -diluted                             $  (0.31)                     $  (0.28)      $  (0.17)                     $  (0.10)
                                       ========                      ========       ========                      ========

Weighted Average Shares Outstanding
  -basic                                  6,518                         6,518          6,501                         6,501
                                       ========                      ========       ========                      ========
  -diluted                                6,518                         6,518          6,501                         6,501
                                       ========                      ========       ========                      ========

                     Global Entertainment Corporation, Inc.
       Unaudited Condensed Pro Forma Consolidated Statements of Operations
                         For the Year Ended May 31, 2007
                    (in thousands, except per share amounts)

                                                        Year Ended May 31, 2007
                                             -------------------------------------------
                                                As            Pro Forma            Pro
                                             Reported        Adjustments          Forma
                                             --------        -----------          -----
Total Revenues                               $ 26,450         $   (637)         $ 25,813
                                             --------         --------          --------
Operating Costs
  Cost of revenues                             20,175             (234)           19,941
  General and administrative costs              9,696           (1,070)            8,626
  Inangible asset impairment                      906             (906)               --
                                             --------         --------          --------
Total Operating Costs                          30,777           (2,210)           28,567
                                             --------         --------          --------

Income (Loss) from Operations                  (4,327)           1,573            (2,754)

Other Income (Expense)
  Interest income                                 294              (47)              247
  Interest expense                                (14)               2               (12)
  Minority interests                              (78)              --               (78)
                                             --------         --------          --------
Total Other Income                                202              (45)              157
                                             --------         --------          --------

Net Loss                                     $ (4,125)        $  1,528          $ (2,597)
                                             ========         ========          ========
Loss Per Share
  -basic                                     $  (0.63)                          $  (0.40)
                                             ========                           ========
  -diluted                                   $  (0.63)                          $  (0.40)
                                             ========                           ========

Weighted Average Shares Outstanding
  -basic                                        6,503                              6,503
                                             ========                           ========
  -diluted                                      6,503                              6,503
                                             ========                           ========

                        Global Entertainment Corporation
             Notes to the Unaudited Pro Forma Condensed Consolidated
                              Financial Statements


1. BASIS OF PRO FORMA PRESENTATION

These unaudited pro forma consolidated statements of operations for the year ended May 31, 2007, and the nine months ended February 29, 2008 and February 28, 2007, and unaudited pro forma consolidated balance sheets as of February 29, 2008, are based on the historical consolidated statements of operations and balance sheets, and give effect to the discontinuance of Cragar Industries, Inc. as if it had occurred at the beginning of the earliest period presented.

These unaudited pro forma consolidated financial statements are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the Global Entertainment Corporations's historical consolidated financial statements and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-KSB for the fiscal year ended as of May 31, 2007, and Quarterly Report on Form 10-QSB for the period ended as of February 29, 2008.

2. PRO FORMA ADJUSTMENTS

Pro forma adjustments to the consolidated statements of operations reflect removal of Cragar Industries, Inc.-related income statement balances from reported amounts. Pro forma adjustments to the consolidated balance sheet reflect removal of Cragar Industries, Inc.-related balance sheet balances from reported amounts.

d) Exhibits

     2.1 Asset Purchase Agreement dated July 31, 2008, between Danbom Temporary, Inc and Cragar Industries, Inc.

     99.1 Press release dated August 1, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 GLOBAL ENTERTAINMENT CORPORATION


Date: August 7, 2008             /s/  James Yeager
                                 -----------------------------------------------
                                 James Yeager
                                 Senior Vice President & Chief Financial Officer

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